Exhibit 21

Subsidiary Name	Organization

7158 Willoughby, LLC	Delaware
AICP LLC	Delaware
Alban Towers L.L.C.	DC
AMERITON Properties Incorporated	Maryland
API Barrington Hills, LLC	Delaware
API Cameron Park LLC	Delaware
API Dadeland LLC	Delaware
API Fox Plaza LLC	Delaware
API Genesis Park LLC	Delaware
API Hibiscus LLC	Delaware
API Highland Lake Incorporated	Delaware
API Kentlands Incorporated	Delaware
API Lakemont LLC	Delaware
API Laurel Crossing LLC	Delaware
API Mission North LLC	Delaware
API Multifamily Properties LLC	Delaware
API Rio Salado LLC	Delaware
API Roosevelt Center Incorporated	Delaware
API Sonoma Incorporated	Delaware
API Stratford LLC	Delaware
Archstone Financial Services LLC	Delaware
Archstone Foundation	Delaware
Archstone Management Services Incorporated	Delaware
Archstone Property Management (California) Incorporated	Delaware
Archstone Property Management LLC	Delaware
Archstone Smith Unitholder Services LLC	Delaware
Archstone Vinnin Square LLC	Delaware
Archstone-Smith Communities LLC	Delaware
Archstone-Smith Trust	Maryland
ASN 50th Street LLC	Delaware
ASN Aston LLC	Delaware
ASN Bell Lakes LLC	Delaware
ASN Bellevue LLC	Delaware
ASN Bowie LLC	Delaware
ASN Calabasas I LLC	Delaware
ASN Calabasas II LLC	Delaware
ASN Cambridge LLC	Delaware
ASN Chelsea LLC	Delaware
ASN Chicago LLC	Delaware
ASN City Place LLC	Delaware
ASN Clinton Green Member LLC	Delaware
ASN Cypress Cove LLC	Florida
ASN Dakota Ridge LLC	Delaware
ASN Doral West LLC	Florida
ASN Dupont Circle LLC	Delaware

Subsidiary Name	Organization

ASN Estancia	Delaware
ASN Europe NPL Incorporated	Delaware
ASN Europe NPL LLC	Delaware
ASN Fairfax Corner LLC	Delaware
ASN Falls Church LLC	Delaware
ASN Foundry LLC	Delaware
ASN Fox Plaza LLC	Delaware
ASN Gaithersburg LLC	Delaware
ASN Gresham Commons LLC	Delaware
ASN Hoboken I LLC	Delaware
ASN Hoboken II LLC	Delaware
ASN Holdings LLC	Delaware
ASN Kendall Square LLC	Delaware
ASN LaJolla LLC	Delaware
ASN Lakeshore East LLC	Delaware
ASN Las Colinas LLC	Delaware
ASN Las Flores LLC	Delaware
ASN Long Beach LLC	Delaware
ASN Los Feliz LLC	Delaware
ASN Maple Leaf (Office) LLC	Delaware
ASN Maple Leaf Member LLC	Delaware
ASN Marina Del Rey LLC	Delaware
ASN Marina LLC	Delaware
ASN Meadow Wood LLC	Delaware
ASN Miramar Lakes LLC	Delaware
ASN Mission Center LLC	Delaware
ASN Mountain View LLC	Delaware
ASN Multifamily Limited Partnership	Delaware
ASN Newport Crossing LLC	Delaware
ASN Northgate LLC	Delaware
ASN OEC Incorporated	Delaware
ASN Palm Trace Landings LLC	Delaware
ASN Paradise Lakes LLC	Delaware
ASN Park Essex LLC	Delaware
ASN Pasadena LLC	Delaware
ASN Pinnacle LLC	Delaware
ASN Portofino LLC	Delaware
ASN Presidio View LLC	Delaware
ASN Reading LLC	Delaware
ASN Redmond LLC	Delaware
ASN Redmond Park LLC	Delaware
ASN Regency Club LLC	Delaware
ASN RH Member LLC	Delaware
ASN Richardson Highlands LLC	Delaware
ASN Rockville LLC	Delaware
ASN Rolling Hills Manager LLC	Delaware

Subsidiary Name	Organization

ASN Roosevelt Center LLC	Delaware
ASN San Diego LLC	Delaware
ASN San Jose LLC	Delaware
ASN Santa Monica LLC	Delaware
ASN Saybrooke LLC	Delaware
ASN Seattle LLC	Delaware
ASN Shadowood LLC	Delaware
ASN Sonoma LLC	Delaware
ASN StoneRidge LLC	Delaware
ASN StoneRidge Manager LLC	Delaware
ASN Studio City LLC	Delaware
ASN Summit LLC	Delaware
ASN Sussex Commons LLC	Delaware
ASN Symphony Place LLC	Delaware
ASN Technologies, Inc.	Delaware
ASN Texas GP LLC	Delaware
ASN Ventura LLC	Delaware
ASN Virginia Holdings LLC	Delaware
ASN Walnut Creek LLC	Delaware
ASN Warner Center LLC	Delaware
ASN Washington Boulevard LLC	Delaware
ASN Watertown LLC	Delaware
ASN Wendemere LLC	Delaware
ASN West End LLC	Delaware
ASN Wisconsin Place (Residential) LLC	Delaware
ASN Wisconsin Place (Retail) LLC	Delaware
ASN Woodland Hills East LLC	Delaware
ASN-Massachusetts Holdings (1) LLC	Delaware
ASN-Massachusetts Holdings (2) LLC	Delaware
ASN-Massachusetts Holdings (3) LLC	Delaware
ASN-Massachusetts Holdings (4) LLC	Delaware
ASN-Massachusetts Holdings (5) LLC	Delaware
ASN-Washington Holdings (1) LLC	Delaware
Brandywine Apartments of Maryland, LLC	Delaware
Capital Mezz LLC	Delaware
Casco Dunwoody LLC	Delaware
Casco GP LLC	Delaware
Casco Properties LP	Delaware
Casco Property Trust LLC	Delaware
Casco TN GP Inc.	Delaware
Casco TN LP	Delaware
Chateau Marina LLC	Delaware
Chateau Marina, L.P.	California
Courthouse Hill L.L.C.	Delaware
Detriot Village LLC	Delaware
Fiji Villas, LLC	Delaware

Subsidiary Name	Organization

First Herndon Associates Limited Partnership	Delaware
First Multifamily Properties LLC	Delaware
Golden State Mezz LLC	Delaware
Hacienda Cove, LLC	Florida
Interlocken Apartments LLC	Delaware
Katahdin GP LLC	Delaware
Katahdin Properties LP	Delaware
Katahdin Property (Colorado), LLC	Delaware
Katahdin Property Trust LLC	Delaware
KV Construction Incorporated	Delaware
La Brea Gateway LLC
Las Palmas LLC	Florida
Metropolitan Acquisition Finance LP	Delaware
MIV (2) LLC	Delaware
Monadnock Property Trust, LLC	Delaware
Monadnock Texas LP	Texas
Monterey Ranch Residential and Commercial Community Property Owners’ Association Inc.	Texas
MP North Carolina GP Inc.	Delaware
MP North Carolina LP	Delaware
Museum Gardens LLC	Delaware
Northblock Lofts, LLC
Panorama Insurance Ltd.	Bermuda
PTR-California Holdings (1) LLC	Delaware
PTR-California Holdings (3) LLC	Delaware
PTR-Colorado (1) LLC	Delaware
R&B Realty Group II, LLC	Delaware
SCA Florida Holdings (2) LLC	Delaware
SCA-North Carolina (2) LLC	Delaware
SCA North Carolina Limited Partnership	Delaware
SCA-North Carolina (1) LLC	Delaware
Second Multifamily Properties LLC	Delaware
Second Multifamily Properties LP	Texas
Security Capital Atlantic Multifamily LLC	Delaware
Smith Property Holdings 2000 Commonwealth L.L.C.	Delaware
Smith Property Holdings 4411 Connecticut Avenue LLC	Delaware
Smith Property Holdings Alban Towers L.L.C.	Delaware
Smith Property Holdings Alban Towers Two L.L.C.	Delaware
Smith Property Holdings Ballston Place L.L.C.	Delaware
Smith Property Holdings Buchanan House L.L.C.	Delaware
Smith Property Holdings Columbia Road L.P.	Delaware
Smith Property Holdings Consulate L.L.C.	Delaware
Smith Property Holdings Cronin’s Landing L.P.	Delaware
Smith Property Holdings Crystal Houses L.L.C.	Delaware
Smith Property Holdings Crystal Plaza L.L.C.	Delaware
Smith Property Holdings Crystal Towers L.P.	Delaware
Smith Property Holdings Five (D.C.) L.P.	Delaware

Subsidiary Name	Organization

Smith Property Holdings Five L.P.	Delaware
Smith Property Holdings Four L.P.	Delaware
Smith Property Holdings Illinois Center L.L.C.	Delaware
Smith Property Holdings Kenmore L.P.	Delaware
Smith Property Holdings Lincoln Towers L.L.C.	Delaware
Smith Property Holdings McClurg Court L.L.C.	Delaware
Smith Property Holdings New River Village L.L.C.	Delaware
Smith Property Holdings One (D.C.) L.P.	Delaware
Smith Property Holdings One East Delaware L.L.C.	Delaware
Smith Property Holdings One L.P.	Delaware
Smith Property Holdings Parc Vista L.L.C.	Delaware
Smith Property Holdings Reston Landing L.L.C.	Delaware
Smith Property Holdings Sagamore Towers L.L.C.	Delaware
Smith Property Holdings Seven L.P.	Delaware
Smith Property Holdings Six L.P.	Delaware
Smith Property Holdings Six (D.C.) L.P.	Delaware
Smith Property Holdings Springfield L.L.C.	Delaware
Smith Property Holdings Superior Place L.L.C.	Delaware
Smith Property Holdings Three (D.C.) L.P.	Delaware
Smith Property Holdings Three L.P.	Delaware
Smith Property Holdings Two (D.C.) L.P.	Delaware
Smith Property Holdings Two L.P.	Delaware
Smith Property Holdings Van Ness L.P.	Delaware
Smith Property Holdings Water Park Towers L.L.C.	Delaware
Smith Property Holdings Wilson L.L.C.	Delaware
Smith Realty Company	Delaware
SPH Springfield Station L.L.C.	Delaware
Texas GP Properties LLC	Delaware
TRG-Pembroke Road, LLC	Florida
Turtle Run at Coral Springs L.L.C.	Delaware
Warner Pointe, LLC	Delaware
Westminster Estates, L.L.C.	Texas